                                                                                                   EXHIBIT 32.02

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Morgan Stanley Smith Barney Spectrum Currency L.P. (the “Partnership”) on Form 10-Q for the quarter ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian Centner, Chief Financial Officer of Ceres Managed Futures LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

By:	/s/ Brian Centner
Name:	Brian Centner
Title:	Chief Financial Officer of
Ceres Managed Futures LLC,
General Partner of the registrant
Date:	November 10, 2011